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EXHIBIT 99.1



CONSENT OF INDEPENDENT AUDITORS



We, the undersigned, Kelly, Lee & Company, LLC give consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-42145) pertaining to The A Consulting Team, Inc. 1997 Stock Option and Award Plan and the Registration Statements on Form S-3 Nos. 333-38330, 333-42744 and 333-51084, of our report dated February 11, 2002 with respect to the consolidated financial statements of International Object Technology, Inc. included in the Current Report (Form 8-K) of The A Consulting Team, Inc. dated September 23, 2002.



KELLY, LEE & COMPANY, LLC



New Jersey

September 23, 2002